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                                                                    EXHIBIT 23.4

                         CONSENT OF NOMINATED DIRECTOR


     I hereby consent to all reference to me as a nominated director in the Registration Statement on Form S-1 (File No. 333-13721) of Four Media Company and the Prospectus constituting a part thereof.


                                       /s/ Tom Wertheimer
                                       -------------------------------
                                       Tom Wertheimer

January 21, 1997